Exhibit 10.01

AMENDMENT TO GENERAL RELEASE AND WAIVER OF CLAIMS AGREEMENT

This Amendment to the General Release and Waiver of Claims Agreement is entered into on June 16, 2016 (this “Amendment”), between Neuralstem Inc., a Delaware corporation having its principal place of business at 20271 Goldenrod Lane, 2nd Floor, Germantown, MD 20876 (“Company”), and I. Richard Garr, an individual (“Garr”). Collectively the parties may be referred to herein each as a “Party” and together, the “Parties.”

WHEREAS, the Parties have entered into a General Release and Waiver of Claims Agreement (the “Agreement”), dated March 2, 2016; and

WHEREAS, the Parties hereto desire to amend the Agreement to amend the terms of the severance payments contained in Exhibit A to the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

2.            Amendments to the Agreement. As of the Effective Date (as defined below), the Agreement is hereby amended or modified as follows:

(a)                Exhibit A of the Agreement is hereby amended by deleting the two lump sum payments of $177,000 owed by the Company to Garr on January 1, 2017 and March 1, 2017, contained in the second bullet point. Accordingly, the second bullet point is replaced in full with the following language:

“Mr. Garr will receive a lump sum of $177,000 on June 1, 2016 (subject to deductions contained below),”

3.            Date of Effectiveness; Limited Effect. This Amendment will be deemed effective on the date first written above (the “Effective Date”). Except as expressly provided in this Amendment, all of the other terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party.

4.            Representations, Warranties and Acknowledgments. Each Party hereby represents and warrants to the other Party that:

(a)                It has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Agreement as amended by this Amendment.

(b)               The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary corporate action on the part of such Party.

(c)                This Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(d)               The Parties acknowledge and understand that the amendments contained in this Amendment will reduce the severance payments owed by the Company to Garr pursuant to the Agreement by three hundred fifty four thousand dollars ($354,000).

5.            Representations and Warranties of Garr. Garr hereby represents and warrants the he has received the June 1, 2016 lump sum payment of $177,000 and that no other lump sum payments are due and owing under the Agreement.

6.            Miscellaneous.

(a)                This Amendment is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.

(b)               This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(c)                The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)               This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)                This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(f)                Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accounts and legal counsel).

[Remainder of Page Intentionally Left Blank]

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[Signature Page to Amendment]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

NEURALSTEM, INC

By

Name: Richard Daly
Title: CEO & Chairman

I. RICHARD GARR

By

Name:
Title:

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